Exhibit 99.2

    Golden West Financial Releases Thirteen Month Statistical Data

    OAKLAND, Calif.--(BUSINESS WIRE)--July 20, 2006--Golden West
Financial Corporation (NYSE:GDW), parent of World Savings Bank, today released statistical data for the thirteen months ended June 30, 2006.

    Headquartered in Oakland, California, Golden West is one of the nation's largest financial institutions with assets over $125 billion as of June 30, 2006. The Company has one of the most extensive thrift branch systems in the country, with 285 savings branches in 10 states and lending operations in 39 states. Golden West's stock is listed on the New York Stock Exchange under the ticker symbol GDW. Golden West investor information is available at www.gdw.com.


          GOLDEN WEST FINANCIAL CORPORATION AND SUBSIDIARIES
                     MONTHLY FINANCIAL HIGHLIGHTS
                        June 2005 - June 2006
                        (Dollars in millions)

                                                2006
                               ---------------------------------------
                                  JUN       MAY       APR       MAR
                               --------- --------- --------- ---------
Total Assets                   $128,806  $128,930  $128,120  $127,556

Cash and Investments           $  2,158  $  2,442  $  2,148  $  2,181

Loans and MBS                  $123,518  $123,381  $122,835  $122,300
Adjustable Rate Mortgages and
 MBS                           $120,488  $120,304  $119,844  $119,240

Loans Originated - Month       $  3,907  $  3,968  $  3,816  $  4,472
  Percentage ARMs - Month            99%       99%       99%       99%
  Percentage Refinances -
   Month                             84%       83%       85%       85%
Loans Originated - YTD         $ 23,257  $ 19,350  $ 15,382  $ 11,566
  Percentage ARMs - YTD              99%       99%       99%       99%
  Percentage Refinances - YTD        84%       84%       85%       84%

Total Deposits                 $ 62,234  $ 61,650  $ 61,063  $ 61,583

Total Deposit Net Activity -
 Month                         $    584  $    587  $   (520) $    527

Total Deposit Net Activity -
 YTD                           $  2,076  $  1,492  $    905  $  1,425

Federal Home Loan Bank
 Borrowings                    $ 38,447  $ 37,601  $ 38,504  $ 38,509
Other Borrowings:
  Reverse Repurchases             5,600     5,850     6,200     5,900
  Bank Notes                      2,183     3,221     3,620     2,977
  Senior Debt                     9,564     9,567     8,075     8,075
                               --------- --------- --------- ---------
Total Borrowings               $ 55,794  $ 56,239  $ 56,399  $ 55,461
                               ========= ========= ========= =========

Yield on Loan Portfolio            7.04%     6.93%     6.82%     6.71%
Yield on Interest-Earning
 Investments                       5.30      5.11      4.90      4.91
                               --------- --------- --------- ---------
  Combined Yield on Interest-
   Earning Assets                  7.02%     6.91%     6.80%     6.69%

Cost of Savings                    3.94%     3.79%     3.66%     3.56%
Cost of Federal Home Loan Bank
 Borrowings                        5.23      5.06      4.89      4.75
Cost of Other Borrowings           5.30      5.10      5.00      4.87
                               --------- --------- --------- ---------
  Combined Cost of Funds           4.56%     4.40%     4.27%     4.14%
                               --------- --------- --------- ---------

Net Interest Rate Spread
 (Primary Spread)                  2.46%     2.51%     2.53%     2.55%
                               ========= ========= ========= =========

Loans Sold                     $    118  $    118  $     94  $     77

Loan and MBS Repayments and
 Payoffs - Month               $  3,767  $  3,553  $  3,224  $  3,683
As a % of Prior Month Loan
 Balance (Annualized)             36.91%    34.96%    31.87%    36.63%

Nonperforming Assets and
 Troubled Debt Restructured as
 a % of Total Assets                .37%      .35%      .35%      .34%


                                      2006                2005
                               ------------------- -------------------
                                  FEB       JAN       DEC       NOV
                               --------- --------- --------- ---------
Total Assets                   $126,475  $125,332  $124,615  $124,456

Cash and Investments           $  1,904  $  1,803  $  2,222  $  3,052

Loans and MBS                  $121,526  $120,521  $119,366  $118,435
Adjustable Rate Mortgages and
 MBS                           $118,407  $117,519  $116,370  $115,258

Loans Originated - Month       $  3,520  $  3,574  $  4,587  $  4,255
  Percentage ARMs - Month            99%       99%       99%       99%
  Percentage Refinances -
   Month                             86%       83%       81%       81%
Loans Originated - YTD         $  7,094  $  3,574  $ 51,516  $ 46,929
  Percentage ARMs - YTD              99%       99%       99%       99%
  Percentage Refinances - YTD        84%       83%       77%       77%

Total Deposits                 $ 61,056  $ 60,523  $ 60,158  $ 60,268

Total Deposit Net Activity -
 Month                         $    533  $    365  $   (110) $  1,185

Total Deposit Net Activity -
 YTD                           $    898  $    365  $  7,193  $  7,303

Federal Home Loan Bank
 Borrowings                    $ 37,957  $ 37,958  $ 38,961  $ 38,615
Other Borrowings:
  Reverse Repurchases             5,500     5,750     5,000     5,000
  Bank Notes                      3,153     2,653     2,394     2,024
  Senior Debt                     8,186     8,192     8,194     8,191
                               --------- --------- --------- ---------
Total Borrowings               $ 54,796  $ 54,553  $ 54,549  $ 53,830
                               ========= ========= ========= =========

Yield on Loan Portfolio            6.60%     6.49%     6.37%     6.27%
Yield on Interest-Earning
 Investments                       4.60      4.51      4.11      4.08
                               --------- --------- --------- ---------
  Combined Yield on Interest-
   Earning Assets                  6.58%     6.47%     6.35%     6.22%

Cost of Savings                    3.46%     3.36%     3.24%     3.14%
Cost of Federal Home Loan Bank
 Borrowings                        4.62      4.45      4.33      4.13
Cost of Other Borrowings           4.65      4.58      4.47      4.18
                               --------- --------- --------- ---------
  Combined Cost of Funds           4.01%     3.89%     3.78%     3.62%
                               --------- --------- --------- ---------

Net Interest Rate Spread
 (Primary Spread)                  2.57%     2.58%     2.57%     2.60%
                               ========= ========= ========= =========

Loans Sold                     $     67  $     52  $     98  $    160

Loan and MBS Repayments and
 Payoffs - Month               $  2,681  $  2,526  $  3,371  $  3,190
As a % of Prior Month Loan
 Balance (Annualized)             26.88%    25.58%    34.40%    32.78%

Nonperforming Assets and
 Troubled Debt Restructured as
 a % of Total Assets                .35%      .33%      .31%      .31%


                                           2005
                     -------------------------------------------------
                        OCT       SEP       AUG       JUL       JUN
                     --------- --------- --------- --------- ---------
Total Assets         $123,422  $121,281  $119,621  $118,560  $117,486

Cash and Investments $  2,913  $  1,904  $  1,376  $  1,861  $  1,984

Loans and MBS        $117,587  $116,513  $115,461  $113,925  $112,746
Adjustable Rate
 Mortgages and MBS   $114,306  $113,375  $112,149  $110,864  $109,542

Loans Originated -
 Month               $  4,277  $  4,605  $  4,822  $  4,342  $  4,825
  Percentage ARMs -
   Month                   99%       99%       99%       99%       99%
  Percentage
   Refinances -
   Month                   80%       77%       77%       75%       74%
Loans Originated -
 YTD                 $ 42,674  $ 38,397  $ 33,792  $ 28,970  $ 24,628
  Percentage ARMs -
   YTD                     99%       99%       99%       99%       99%
  Percentage
   Refinances - YTD        77%       76%       76%       76%       76%

Total Deposits       $ 59,083  $ 58,429  $ 58,582  $ 59,412  $ 59,226

Total Deposit Net
 Activity - Month    $    654  $   (153) $   (830) $    186  $  1,525

Total Deposit Net
 Activity - YTD      $  6,118  $  5,464  $  5,617  $  6,447  $  6,261

Federal Home Loan
 Bank Borrowings     $ 38,893  $ 38,897  $ 36,666  $ 36,259  $ 35,756
Other Borrowings:
  Reverse
   Repurchases          5,150     5,150     4,950     4,700     4,450
  Bank Notes            2,163     2,489     2,950     1,925     2,233
  Senior Debt           8,189     6,705     6,727     6,710     6,737
                     --------- --------- --------- --------- ---------
Total Borrowings     $ 54,395  $ 53,241  $ 51,293  $ 49,594  $ 49,176
                     ========= ========= ========= ========= =========

Yield on Loan
 Portfolio               6.16%     6.04%     5.93%     5.79%     5.67%
Yield on Interest-
 Earning Investments     4.07      3.93      3.61      3.34      3.41
                     --------- --------- --------- --------- ---------
  Combined Yield on
   Interest-Earning
   Assets                6.12%     6.01%     5.91%     5.77%     5.64%

Cost of Savings          3.06%     2.97%     2.89%     2.78%     2.70%
Cost of Federal Home
 Loan Bank
 Borrowings              3.94      3.79      3.61      3.42      3.29
Cost of Other
 Borrowings              4.07      3.93      3.68      3.58      3.47
                     --------- --------- --------- --------- ---------
  Combined Cost of
   Funds                 3.50%     3.38%     3.24%     3.09%     2.99%
                     --------- --------- --------- --------- ---------

Net Interest Rate
 Spread (Primary
 Spread)                 2.62%     2.63%     2.67%     2.68%     2.65%
                     ========= ========= ========= ========= =========

Loans Sold           $    119  $     84  $     92  $     50  $     38

Loan and MBS
 Repayments and
 Payoffs - Month     $  3,183  $  3,229  $  3,397  $  2,932  $  3,065
As a % of Prior
 Month Loan Balance
 (Annualized)           33.01%    33.79%    36.02%    31.42%    33.33%

Nonperforming Assets
 and Troubled Debt
 Restructured as a %
 of Total Assets          .29%      .28%      .28%      .28%      .28%

    CONTACT: Golden West Financial Corporation
             William C. Nunan, 510-446-3614